Exhibit 3.1


                       AMENDED AND RESTATED

                             BY-LAWS

                                OF

                      NOODLE KIDOODLE, INC.

                     (A Delaware Corporation)

                            ARTICLE I

                           Stockholders

          Section 1.	Place of Meetings.  Meetings of stockholders shall be held
at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors.
          Section 2.	Annual Meetings.  The annual meeting of stockholders shall
be held at 10:00 o'clock A.M. on the first Tuesday in July in each year, or at such other time as the Board of Directors, in its discretion, may determine, which time and date may subsequently be changed at any time, subject to the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by vote of the Board of Directors. If no annual meeting has been held for a period of thirteen months after the Corporation's last annual meeting of stockholders, a special meeting in lieu thereof may be held if called as provided in these By-laws, and such special meeting shall have, for the purposes of these By-Laws or otherwise, all the force and effect of an annual meeting.
          Section 3.	Matters to be Considered at Annual Meetings.  At any annu-
al meeting of stockholders or any special meeting in lieu of the annual meeting of stockholders (the "Annual Meeting"), only such business shall be conducted, and only such proposals shall be acted upon as shall have been properly brought before such Annual Meeting. To be considered as properly brought before an
Annual Meeting, business must be: (a) specified in the notice of meeting, (b) otherwise properly brought before the meeting by, or at the direction of, the Board of Directors, or (c) otherwise properly brought before the meeting by any holder of record (both as of the time notice of such proposal is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) of any shares of capital stock of the Corporation entitled to vote on such business at such Annual Meeting (each a "Record Holder") and who complies with the requirements set forth in this Section 3.
          In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a Record Holder, such Record Holder shall: (i) give timely notice as required by this Section 3 to the Secretary of the Corporation, and (ii) be present at such meeting, either in person or by a representative. A Record Holder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the anniversary date of the immediately preceding Annual Meeting (the "Anniversary Date"); provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a stockholder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not later than the close of business on the later of (A) the
75th day prior to the scheduled date of such Annual Meeting, or (B) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.
          For purposes of these By-laws, "public announcement" shall mean: (i) disclosure in a press release reported by the Dow Jones News Service,
Associated Press or comparable national news service, (ii) a report or other document filed publicly with the Securities and Exchange Commission (including, without limitation, a Form 8-K), or (iii) a letter or report sent to Record Holders of the Corporation at the close of business on the day of the mailing of such letter or report.
          A Record Holder's notice to the Secretary shall set forth as to each matter proposed to be brought before an Annual Meeting: (i) a brief description of the business the Record Holder desires to bring before such
Annual Meeting and the reasons for conducting such business at such Annual Meeting, (ii) the name and address, as they appear on the Corporation's stock transfer books, of the Record Holder proposing such business, (iii) the class and number of shares of the Corporation's capital stock beneficially owned by the Record Holder proposing such business, (iv) the names and addresses of the beneficial owners, if any, of any capital stock of the Corporation registered in such Record Holder's name on such books, and the class and number of shares of the Corporation's capital stock beneficially owned by such beneficial owners, (v) the names and addresses of other Record Holders known by the Record Holder proposing such business to support such proposal, and the class and number of shares of the Corporation's capital stock beneficially owned by such other Record Holders, and (vi) any material interest of the Record Holder proposing to bring such business before such meeting (or any other Record
Holders known to be supporting such proposal) in such proposal.
          If the Board of Directors or a designated committee thereof deter-
mines that any Record Holder proposal was not made in a timely fashion in accordance with the provisions of this Section 3 or that the information provided in a Record Holder's notice does not satisfy the information requirements of this Section 3 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question.  If neither the
Board of Directors  nor such committee makes a determination as to the validity of any Record  Holder proposal. notice of which is given to the Secretary in the manner set forth in this Section 3, the presiding officer of the Annual Meeting shall determine whether the Record Holder proposal was made in accordance with the terms of this Section 3.  If the presiding officer determines that any Record Holder proposal was not made in a timely fashion in accordance with the provisions of this Section 3 or that the information provided in a Record Holder's notice does not satisfy the information requirements of this Section 3 in any material respect, such proposal shall not be presented for action at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a Record Holder proposal was made in accordance with the requirements of this Section 3, the presiding officer shall so declare at the Annual Meeting and ballots shall be provided for use at the meeting with respect to such proposal.
          Notwithstanding the foregoing provisions of this By-Law, a Record
Holder shall also comply with all applicable requirements of the Exchange Act, and the rules and regulations thereunder with respect to the matters set forth in this By-Law, and nothing in this By-Law shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation's proxy statement, or the Corporation's right to refuse inclusion thereof, pursuant to Rule 14a-8 under the Exchange Act.
          Section 4.	Special Meetings.  Except as otherwise required by law and
subject to the rights, if any, of the holders of any one or more series of preferred stock, special meetings of the stockholders of the Corporation may be called only by the Chairman of the Board, the President of the Corporation,
the Vice Chairman of the Board or the Board of Directors pursuant to a resolution approved by the affirmative vote of a majority of the Directors then in office.
          Section 5.	Matters to be Considered at Special Meetings.  Only those
matters set forth in the notice of the special meeting may be considered or acted upon at a special meeting of stockholders of the Corporation, unless otherwise provided by law.
          Section 6.	Notice of Meetings; Adjournments.  A written notice of all
Annual Meetings stating the hour, date and place of such Annual Meetings shall be given by the Secretary (or other person authorized by these By-Laws or by law) not less than 10 days nor more than 60 days before the Annual Meeting, to each stockholder entitled to vote thereat and to each stockholder who, by law or under the Certificate of Incorporation of the Corporation or under these By-Laws, is entitled to such notice, by delivering such notice to him or her or by mailing it, postage prepaid, addressed to such stockholder at the address of such stockholder as it appears on the Corporation's stock transfer books. Such notice shall be deemed to be delivered when hand delivered to such address or deposited in the mail so addressed, with postage prepaid.
          Notice of all special meetings of stockholders shall be given in the same manner as provided for Annual Meetings, except that the written notice of all special meetings shall state in general terms the purpose or purposes for which the meeting has been called.
          Notice of an Annual Meeting or special meeting of stockholders need not be given to a stockholder if a written waiver of notice is signed before or after such meeting by such stockholder or if such stockholder attends such meeting, unless such attendance was for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting was not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual Meeting or special meeting of stockholders need be specified in any written waiver of notice.
          The Board of Directors may postpone and reschedule any previously scheduled Annual Meeting or special meeting of stockholders and any record date with respect thereto, regardless of whether any notice or public disclosure with respect to any such meeting has been sent or made pursuant to Section 3 of this Article I or Section 3 of Article II of these By-laws or otherwise. In no event shall the public announcement of an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders commence a new time period for the giving of a stockholder's notice under Section 3 of this
Article I or Section 3 of Article II of these By-laws.
          When any meeting is convened, the presiding officer may adjourn the meeting if (a) no quorum is present for the transaction of business, (b) the
Board of Directors determines that adjournment is necessary or appropriate to enable the stockholders to consider fully information which the Board of
Directors determines has not been made sufficiently or timely available to stockholders, or (c) the Board of Directors determines that adjournment is otherwise in the best interests of the Corporation. When any Annual Meeting or special meeting of stockholders is adjourned to another hour, date or place, notice need not be given of the adjourned meeting other than an announcement at the meeting at which the adjournment is taken of the hour, date and place to which the meeting is adjourned, provided, however, that if the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote thereat and each stockholder who, by law or under the Corporation's Certificate of Incorporation or these  By-
Laws, is entitled to such notice.
          Section 7.	Quorum; Adjournments of Meetings.  The holders of a major-
ity of the issued and outstanding shares of the capital stock of the Corpora-
tion entitled to vote at a meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business at such meeting; but, if there be less than a quorum, the holders of a majority of the stock so present or represented may adjourn the meeting to another time or place, from time to time, until a quorum shall be present, whereupon the meeting may be held, as adjourned, without further notice, except as required by law.
         Section 8. Voting and Proxies.  Stockholders shall have one vote for each share of stock entitled to vote owned by them of record according to the books of the Corporation, unless otherwise provided by law or by the
Certificate of Incorporation. Stockholders may vote either in person or by written proxy, but no proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. Proxies shall be filed with the Secretary of the meeting before being voted.  Except as other-
wise limited therein or as otherwise provided by law, proxies shall entitle the persons authorized thereby to vote at any adjournment of such meeting. A proxy with respect to stock held in the name of two or more persons shall be valid if executed by or on behalf of any one of them unless at or prior to the exercise of the proxy the Corporation receives a specific written notice to the contrary from any one of them. A proxy purporting to be executed by or on behalf of a stockholder shall be deemed valid, and the burden of proving invalidity shall rest on the challenger.
          Section 9.	Action at Meeting.  When a quorum is present, any matter
before any meeting of stockholders shall be decided by the vote of a majority of the voting power of shares of voting stock, present in person or represented by proxy at such meeting and entitled to vote on such matter, except where a higher proportion of the voting power of shares of voting stock is required by law, by the Certificate of Incorporation or by these By-Laws. Any election by stockholders shall be determined by a plurality of the votes cast, except where a higher proportion of the voting power of shares of voting stock is required by law, by the Certificate of Incorporation or by these By-Laws.  The
Corporation shall not directly or indirectly vote any shares of its own stock; provided, however, that the Corporation may vote shares which it holds in a fiduciary capacity to the extent permitted by law.
          Section 10.	Stockholders' Action Without Meetings.  Any action
that is required or permitted to be taken at any meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent or consents in writing shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and shall be delivered to the Corporation in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.
          Section 11. Record Date. The Board of Directors may fix a record date not more than sixty or less than ten days prior to the day of holding any meeting of stockholders as the day as of which stockholders entitled to notice of and to vote at such meeting shall be determined; and only stockholders of record on such day shall be entitled to notice of or to vote at such meeting.
The Board of Directors may fix a record date not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors, determining the stockholders entitled to consent to corporate action in writing without a meeting; and only stockholders of record on such day shall be entitled to so consent.
         Section 12.Presiding Officer. The Chairman of the Board or, in his or her absence, the President shall preside at all meetings of the stockholders.
In the absence of both the Chairman of the Board and the President, a majority of the members of the Board of Directors present in person at such meeting may appoint any other officer or director to act as Chairman of the meeting. The presiding officer shall have the power, among other things, to adjourn such meeting at any time and from time to time, subject to Sections 6 and 7 of this
Article I. The order of business and all other matters of procedure at any meeting of the stockholders shall be determined by the presiding officer.

          Section 13. Secretary of Meetings. The Secretary or an Assistant Secretary of the Corporation shall act as secretary of all meetings of the stockholders. In the absence of the Secretary or an Assistant Secretary, the presiding officer shall appoint any other person to act as secretary of the meeting.
          Section 14. Voting Procedures and Inspectors of Elections. The Corporation shall, in advance of, or at, any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof.
 The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of stockholders, the presiding officer shall appoint one or more inspectors to act at the meeting. Any inspector may, but need not, be an
officer, employee or agent of the Corporation.   No candidate for the office of
director shall be appointed as an inspector at any meeting for the election of directors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall perform such duties as are required by the General Corporation Law of the State of Delaware, as amended from time to time, including the counting of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors. The presiding officer may review all determinations made by the inspector(s), and in so doing the presiding officer shall be entitled to exercise his or her sole judgment and discretion and he or she shall not be bound by any determinations made by the inspector(s). All determinations by the inspector(s) and, if applicable, the presiding officer shall be subject to further review by any court of competent jurisdiction.


                            ARTICLE II

                        Board of Directors

          Section 1.	Powers.  The business and affairs of the Corporation shall
be managed by or under the direction of the Board of Directors except as otherwise provided by the Certificate of Incorporation or required by law.
          Section 2.	Number and Terms.  Subject to such number of Directors, if
any, who may be elected by the holders of any series of preferred stock, as provided in, or pursuant to, the Certificate of Incorporation, the Board of Directors shall consist of eight (8) members which, as provided in the certificate of incorporation shall be divided into three classes.  Class 1 shall consist of three (3) directors, Class 2 shall consist of three (3) directors, and Class 3 shall consist of two (2) directors. At each annual meeting directors to replace those whose terms expire at such annual meeting shall be elected to hold office until the third succeeding annual meeting and until their successors are duly elected and qualified or until their earlier death, disqualification, resignation or removal.
          Section 3.	Director Nominations.  Nominations of candidates for
election as Directors of the Corporation at any Annual Meeting may be made only
(a) by, or at the direction of, the Board of Directors or (b) by any Record
Holder (both as of the time notice of such nomination is given by the stockholder as set forth below and as of the record date for the Annual Meeting in question) who complies with the timing, informational and other requirements set forth in this Section 3. Any stockholder who seeks to make such a nomination or his or her representative must be present in person at the Annual Meeting. Only persons nominated in accordance with the procedures set forth in this Section 3 shall be eligible for election as Directors at an Annual
Meeting.

          Nominations, other than those made by, or at the direction of, the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation as set forth in this Section 3. A Record Holder's notice shall be timely if delivered to, or mailed to and received by, the Corporation at its principal executive office not less than 75 days nor more than 120 days prior to the Anniversary Date; provided, however, that in the event the Annual Meeting is scheduled to be held on a date more than 30 days before the Anniversary Date or more than 60 days after the Anniversary Date, a Record Holder's notice shall be timely if delivered to, or mailed and received by, the Corporation at its principal executive office not later than the close of business on the later of (i) the 75th day prior to the scheduled date of such Annual Meeting or (ii) the 15th day following the day on which public announcement of the date of such Annual Meeting is first made by the
Corporation.
          A Record Holder's notice to the Secretary shall set forth as to each person whom the Record Holder proposes to nominate for election or re-election as a Director: (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation's capital stock which are beneficially owned by such person on the date of such Record Holder notice,
(iv) the consent of each nominee to serve as a Director if elected, and (v)
such information concerning such person as is required to be disclosed concerning a nominee for election as Director of the Corporation pursuant to the rules and regulations under the Exchange Act. A Record Holder's notice to the Secretary shall further set forth as to the Record Holder giving such notice: (i) the name and address, as they appear on the Corporation's stock transfer books, of such Record Holder and of the beneficial owners (if any) of the Corporation's capital stock registered in such Record Holder's name and the name and address of other Record Holders known by such Record Holder to be supporting such nominee(s), (ii) the class and number of shares of the Corporation's capital stock which are held of record, beneficially owned or represented by proxy by such Record Holder and by any other Record Holders known by such Record Holder to be supporting such nominee(s) on the date of such Record Holder's notice, and (iii) a description of all arrangements or understandings between such Record Holder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by such Record Holder or in connection therewith.
          If the Board of Directors or a designated committee thereof determ-ines that any stockholder nomination was not timely made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 3, the presiding officer of the Annual Meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomina-tion was not timely made in accordance with the terms of this Section 3 or that the information provided in a stockholder's notice does not satisfy the informational requirements of this Section 3 in any material respect, then such nomination shall not be considered at the Annual Meeting in question. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this
Section 3, the presiding officer shall so declare at the Annual Meeting and such nominee shall be eligible for election at the meeting.
          No person shall be elected by the stockholders as a Director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3. Election of Directors at the Annual Meeting need not be by written ballot, unless otherwise provided by the Board of Directors or the presiding officer at such Annual Meeting. If written ballots are to be used, ballots bearing the names of all the persons who have been nominated for election as Directors at the Annual Meeting in accordance with the procedures set forth in this Section shall be provided for use at the Annual Meeting.
          Section 4.	Qualification.  No Director need be a stockholder of the
Corporation.
          Section 5.	Vacancies.  Subject to the rights of the holders of any
one or more series of preferred stock to elect Directors, any and all vacancies occurring on the Board of Directors, including, without limitation, any vacancy created by reason of an increase in the number of Directors, or resulting from death, resignation, disqualification, removal or other causes, may be filled by the affirmative vote of a majority of the remaining Directors then in office, even if such remaining Directors constitute less than a quorum of the Board of Directors, or if such vacancy is not so filled by the remaining Directors, by the stockholders of the Corporation. Any Director appointed or elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the class of Directors in which the new directorship was created or the vacancy occurred and until such Director's successor shall have been duly elected and qualified or until his or her earlier death, disqualification, resignation or removal. No decrease in the number of
Directors shall shorten the term of any incumbent Director unless such Director is removed as permitted in the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining Directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.
          Section 6.	First Meeting.  The first meeting of each newly elected
Board of Directors, of which no notice shall be necessary, shall be held immediately following the Annual Meeting or any adjournment thereof at the place the Annual Meeting was held at which such directors were elected, or at such other place as a majority of the members of the newly elected Board who are then present shall determine, for the election or appointment of officers for the ensuing year and the transaction of such other business as may be brought before such meeting.
          Section 7.	Resignation.  A Director may resign at any time by giving
written notice to the Chairman of the Board, the President or the Secretary. A resignation shall be effective upon receipt, unless the resignation otherwise provides. Acceptance of a resignation by the remaining members of the Board of Directors is not required for the resignation to become effective.
          Section 8.	Regular Meetings.  Regular meetings of the Board of
Directors, other than the first meeting, may be held without notice at such times and places as the Board of Directors may from time to time determine.
          Section 9.	Special Meetings.  Special meetings of the Board of
Directors may be called by order of the Chairman of the Board, the President or any two directors. The person or persons calling any such special meeting of the Board of Directors may fix the hour, date and place thereof. Except as otherwise specified in the notice thereof, or as required by statute, the Certificate of Incorporation or these By-Laws, any and all business may be transacted at any special meeting.
           Section 10. Notice of Meetings. Notice of the hour, date and place of each special meeting of the Board of Directors or its committees, if any, shall be given to each Director, or each Director who is a member of the committee being called to meet, by the Secretary or the person or persons calling the meeting. Notice of each special meeting of the Board of Directors or its committees, if any, shall be given to each Director, or each Director who is a member of the committee being called to meet, in person, by telephone, or by telex, telecopy, telegram, or other written form of electronic communication, sent to his or her business or home address (with receipt of such electronic communication confirmed by telephone), at least 24 hours in advance of the meeting, or by written notice sent by next-day delivery courier service to his or her business or home address, at least 48 hours in advance of the meeting. Such notice shall be deemed to be delivered when hand delivered to such address, read to such Director by telephone, deposited in the mail so addressed, with postage thereon prepaid if mailed, dispatched or transmitted if telexed or telecopied, or when delivered to the telegraph company if sent by telegram.
          When any Board of Directors meeting, either regular or special, is adjourned for 30 days or more, notice of the adjourned meeting shall be given as in the case of an original meeting. It shall not be necessary to give any notice of the hour, date or place of any meeting adjourned for less than 30 days or of the business to be transacted thereat, other than an announcement at the meeting at which such adjournment is taken of the hour, date and place to which the meeting is adjourned.
          A written waiver of notice signed before or after a meeting by a Director and filed with the records of the meeting shall be deemed to be equivalent to notice of the meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting, except where a Director attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because such meeting is not lawfully called or convened. Except as otherwise required by law, by the Certificate of Incorporation or by these By-Laws, neither the business to be transacted at, nor the purpose of, any meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.
          Section 11. Quorum. At any meeting of the Board of Directors, a majority of the Directors then in office (but in no event less than one-third of the total number of Directors) shall constitute a quorum for the transaction of business, but if less than a quorum is present at a meeting, a majority of the Directors present may adjourn the meeting from time to time, and the meeting may be held as adjourned without further notice, except as otherwise provided in Section 10 of this Article II. Any business which might have been transacted at the meeting as originally noticed may be transacted at such adjourned meeting at which a quorum is present.
          Section 12. Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, a majority of the Directors present may take any action on behalf of the Board of Directors, unless otherwise required by law, by the Certificate of Incorporation or by these By-Laws.
         Section 13. Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors may be taken without a meeting if all members of the Board of Directors consent thereto in writing. Such written consent shall be filed with the records of the meetings of the Board of Directors and shall be treated for all purposes as a vote at a meeting of the Board of Directors.
          Section 14. Manner of Participation. Directors may participate in meetings of the Board of Directors by means of conference telephone or similar communications equipment by means of which all Directors participating in the meeting can hear each other, and participation in a meeting in accordance herewith shall constitute presence in person at such meeting for purposes of these By-Laws.
          Section 15. Organization. Every meeting of the Board of Directors shall be presided over by the Chairman of the Board, or, in his or her absence, the President. In the absence of the Chairman of the Board and the President, a presiding officer shall be chosen by a majority of the directors present.
The Secretary of the Corporation shall act as secretary of the meeting, or the presiding officer may appoint any person to act as secretary of the meeting.
          Section 16. Executive and Other Committees. The Board of Directors by resolution adopted by a majority of the entire Board, may desig-nate from among its members three or more directors to constitute an Executive Committee, who shall serve during the pleasure of the Board of Directors. Except as otherwise provided by law, by these by-laws, or by resolution adopted by a majority of the entire Board of Directors, the Executive Committee shall possess and may exercise during the intervals between the meetings of the directors all of the powers of the Board of Directors in the management of the business affairs and property of the Corporation, including, without limita-tion, the power to cause the seal of the Corporation to be affixed to all papers that may require it.
          The Executive Committee may choose its own Chairman and its Secretary and may adopt rules for its procedure. The Executive Committee shall keep a record of its acts and proceedings and report the same from time to time to the Board of Directors.
          Meetings of the Executive Committee may be called by the Chairman of the Committee and shall be called by him or her at the request of any member of the Executive Committee; if there shall be no chairman, meetings may be called by any member of the Executive Committee. Notice of each meeting of the Executive Committee shall be sent to each member of the Executive Committee according to the procedure set forth in Section 10 of this Article II.

          A majority of the Executive Committee shall constitute a quorum for the transaction of business, and the act of a majority of those present at the meeting at which a quorum is present shall be the act of the Executive Committee.

          Any member of the Executive Committee may be removed, with or without cause, at any time, by the Board of Directors.

           Any vacancy in the Executive Committee shall be filled by the Board of Directors.

          The Board of Directors may, by resolution adopted by a majority of the entire Board, provide for such other standing or special committees as it deems desirable and discontinue the same at its pleasure. Each committee shall have such powers and perform such duties, not inconsistent with law, as may be assigned to it by the Board of Directors.

                           ARTICLE III

                           Officers

         Section 1.	General.  The Board of Directors shall elect the officers
of the Corporation, which shall include a Chairman of the Board, a President, a Secretary and a Treasurer and such other or additional officers (including, without limitation, one or more Vice-Chairmen of the Board, Vice-Presidents, Assistant Vice-Presidents, Assistant Secretaries and Assistant Treasurers) as
the Board of Directors may designate.
           Section 2. Qualification. No officer need be a stockholder or a Director. Any person may occupy more than one office of the Corporation at any time. Any officer may be required by the Board of Directors to give bond for the faithful performance of his or her duties in such amount and with such sureties as the Board of Directors may determine.
           Section 3. Tenure.  Except as otherwise provided by the Certificate of Incorporation or by these By-Laws, each of the officers of the Corporation shall hold office until his or her successor is elected and qualified or until his or her earlier death, disqualification, resignation or removal.
          Section 4.	Resignation.  Any officer may resign by delivering his or
her written resignation to the Corporation addressed to the President or the Secretary, and such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
          Section 5. Removal.  Except as otherwise provided by law, the Board of Directors may remove any officer with or without cause by the affirmative vote of a majority of the Directors then in office.
          Section 6. Absence or Disability. In the event of the absence or disability of any officer, the Board of Directors may designate another officer to act temporarily in place of such absent or disabled officer.
          Section 7.	Vacancies.  Any vacancy in any office may be filled for
the unexpired portion of the term by the Board of Directors.
          Section 8.	Powers and Duties.  Each of the officers of the Corpora-
tion including, but not limited to the Chairman of the Board shall, unless otherwise ordered by the Board of Directors, have such powers and duties as generally pertain to his or her respective office as well as such powers and duties as from time to time may be conferred upon him or her by the Board of Directors. Unless otherwise ordered by the Board of Directors after the adoption of these By-Laws, the Chairman of the Board, or, when the office of Chairman of the Board is vacant, the President, shall be the chief executive officer of the Corporation.

                            ARTICLE IV

                           Capital Stock


          Section 1. Certificates of Stock. Certificates for stock of the Corporation shall be in such form as the Board of Directors may from time to time prescribe and shall be signed by the Chairman of the Board or a Vice Chairman of the Board or the President or a Vice-President and by the Treasurer or an Assistant Treasurer or the Secretary or an Assistant Secretary. The corporate seal and the signatures by Corporation officers, the transfer agent or the registrar may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on such certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent or registrar at the time of its issue. Every certificate for shares of stock which are subject to any restriction on transfer and every certificate issued when the Corpora-tion is authorized to issue more than one class or series of stock shall con-tain such legend with respect thereto as is required by law.
          Section 2. Transfer of Stock. Shares of capital stock of the Corporation shall be transferable on the books of the Corporation only by the holder of record thereof, in person or by duly authorized attorney, upon surrender and cancellation of certificates for a like number of shares, with an assignment or power of transfer endorsed thereon or delivered therewith, duly executed, and with such proof of the authenticity of the signature and of authority to transfer, and of payment of transfer taxes, as the Corporation or its agents may require.
          Section 3. Ownership of Stock. Except as may otherwise be required by law, by the Certificate of Incorporation or by these By-Laws, the Corpora-tion shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect thereto, regardless of any transfer, pledge or other disposition of such stock, until the shares have been transferred on the books of the Corporation in accordance with the requirements of these By-Laws. The Corporation shall not be bound to recognize any equita-ble or other claim to or interest in such shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise express-ly provided by law.

          Section 4. Record Date. So that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof or entitled to receive payments of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting, and (2) in the case of any other action, shall not be more than sixty days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which the meeting is held, and (2) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                            ARTICLE V

                         Indemnification

     All persons, including but not limited to each person who is or was a director or officer of the Corporation or of any of its wholly-owned subsidiaries, whom the Corporation is empowered to indemnify pursuant to the provisions of Section 145 of the General Corporation Law of the State of Delaware as currently in force or subsequently amended (but, in the case of any amendment of the General Corporation Law of the State of Delaware, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment) shall be indemnified by the Corporation to the full extent permitted thereby. The foregoing right of indemnification shall include, without limitation, indemnification for any such person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, or was or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), or, if not a party, if any such person is made to respond as a custodian of documents or in any manner related thereto, by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or of any of its subsidiaries, or is or was at any time on or after such date serving, at the request of the Corporation, as a director, officer, employee or agent of any other corporation, partnership, joint ven-ture, trust, employee benefit plan or other enterprise in any capacity against all expense, liability and loss (including, but not limited to, attorneys' fees, judgments, fines, excise taxes or penalties (with respect to any employee benefit plan or otherwise), and amounts paid or to be paid in settlement) incurred or suffered by such director or officer in connection with such proceeding.
     The foregoing right of indemnification shall not be deemed to be exclusive of any other such rights to which those seeking indemnification from the Corporation may be entitled, including, but not limited to, any rights of indemnification to which they may be entitled pursuant to any agreement, insurance policy, other by-law or charter provision, vote of stockholders or directors, or otherwise.
     Subject to any provision of the Certificate of Incorporation or the law to the contrary, expenses incurred by a Director or Officer of the Corporation in any case in which he or she is entitled to be indemnified shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Director or Officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation. Such expenses incurred by other employees or agents of the Corporation may be so paid upon such terms and conditions, if any, as the Board of Directors deems appropriate.
     No repeal or amendment of this Article V shall adversely affect any rights of any person pursuant to this Article V which existed at the time of such repeal or amendment with respect to acts or omissions occurring prior to such repeal or amendment.
     For purposes of this Article V, the term "Corporation" shall include, in addition to the surviving corporation, any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolida-tion or merger; as used herein, the term "other enterprise" shall include any corporation, partnership, limited liability company, joint venture, trust or employee benefit plan;service "at the request of the Corporation" shall include service as a Director, Officer or employee of the Corporation which imposes duties on, or involves service by, such Director, Officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to any employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action in or not opposed to the best interests of the Corporation.

                            ARTICLE VI

                           Miscellaneous


          Section 1. Corporate Seal. The seal of the Corporation shall be circular in form and shall contain the name of the Corporation and the year and State of incorporation.
          Section 2. Fiscal Year. The fiscal year of the Corporation shall end on the Saturday closest to January 31.
          Section 3. Execution of Instruments. All deeds, leases, transfers, contracts, bonds, notes and other obligations to be entered into by the Corporation in the ordinary course of its business without Board of Directors action may be executed on behalf of the Corporation by the Chairman of the Board, the President, the Chief Financial Officer, any Executive Vice President, or any other officer, employee or agent of the Corporation as the Board of Directors may authorize.
          Section 4. Power to Vote Stock. Unless otherwise ordered by the Board of Directors, the Chairman of the Board and the President each shall have full power and authority on behalf of the Corporation to attend and to vote at any meeting of stockholders of any Corporation in which this Corporation may hold stock, and may exercise on behalf of this Corporation any and all of the rights and powers incident to the ownership of such stock at any such meeting and shall have power and authority to execute and deliver proxies, waivers and consents on behalf of the Corporation in connection with the exercise by the Corporation of the rights and powers incident to the ownership of such stock. The Board of Directors, from time to time, may confer like powers upon any other person or persons.
          Section 5. Corporate Records. The original or attested copies of the Certificate of Incorporation, By-Laws and records of all meetings of the incorporators, stockholders and the Board of Directors and the stock transfer books, which shall contain the names of all stockholders, their record address-es and the amount of stock held by each, may be kept outside the State of Delaware and shall be kept at the principal office of the Corporation, at the office of its counsel or at an office of its transfer agent or at such other place or places as may be designated from time to time by the Board of Directors.
          Section 6. Amendment. The Board of Directors shall have the power to make, alter or repeal the By-Laws of the Corporation subject to the power of the stockholders to alter or repeal the By-Laws made or altered by the Board of Directors.